                                                                 EXHIBIT 10.50

                              SUBLEASE AGREEMENT




        This SUBLEASE AGREEMENT (the Sublease) is entered into by FRANCISCAN HEALTH SERVICES NORTHWEST (Sublessor) and CROSSINGS CORPORATION (Sublessee). The Sublease is effective October 1, 1994.

1. SUBLEASE. Sublessor hereby sublets to Sublessee, on the terms and conditions set forth in this Sublease, the Premises (as defined below) leased to Sublessor by AGC INTERNATIONAL UNION OF OPERATING ENGINEERS LOCAL NO. 701 PENSION TRUST FUND ("Owner") pursuant to that certain real property lease between Owner and Sublessor dated March 7, 1991, as amended (the "Lease"), and Sublessee hereby accepts the Premises and undertakes all of Sublessor's obligations under the Lease but only as to the Premises. Subject to the terms of this Sublease, Sublessee shall indemnify and hold Sublessor harmless from any liability or obligation arising from Sublessee's failure to observe each and every term of the Lease of the Premises.

2. PREMISES DEFINED. The Premises shall consist of the 18th floor of the First Interstate Plaza, 1201 Pacific Avenue, Tacoma,
        Washington (the "Building"). The Premises consist of 13,980 square feet. In addition, the Premises include the right to 14 covered and 14 uncovered parking spaces in the Building garage.

3. EFFECTIVE DATE AND TERM. This Sublease takes effect on October 1, 1994, and shall expire December 31, 2001.

4. TENANT IMPROVEMENTS. At no cost to Sublessee, Sublessor shall make the following tenant improvements to the Premises:

        - Changes to the internal stairway to meet applicable governmental and building-related code requirements

        - Completion of cabling to Sublessee's reasonable satisfaction for its telephone and computer network systems

5. FURNISHINGS INCLUDED. At no additional cost to Sublessee, Sublessor will transfer ownership of the furnishings listed on Exhibit A, which is attached to this Sublease, and such furnishings shall become and remain the property of Sublessee.

6. Rentals Payable. Sublessee shall pay to Sublessor the following base rent for the Premises:

             Year                                      Per Square Foot Rate
             ----                                      --------------------
         Oct.-Dec. 1994                                       $11.00
         Jan.-Dec. 1995                                       $13.00
         Jan.-Dec. 1996                                       $14.50
         Jan.-Dec. 1997                                       $15.50
         Jan.-Dec. 1998                                       $18.50
         Jan.-Dec. 1999                                       $19.50
         Jan.-Dec. 2000                                       $21.50
         Jan.-Dec. 2001                                       $22.55

7. Other Transactions. This Sublease is contingent on Sublessee's ability to secure an assumption of or release from its obligations to Owner under the existing terms and conditions of its current lease on the 14th floor of the Building. Sublessee shall not be obligated to pay any commissions or finder's fees in order to secure such assumption or release.

         Sublessee understands that the Lease was amended on September 30, 1992, to add a portion of the 17th floor of the Building to the Lease. This portion of the Building is not included as part of the Premises, and Sublessee shall have no responsibility with respect to such portion. Sublessor shall have the right to further amend the Lease to obtain a release from its obligations with respect to the 17th floor, on such terms and conditions as Sublessor deems acceptable, provided that Sublessor shall not by any such amendment impose any obligations on Sublessee.

8. Assignment. Sublessee may not assign, sublease, transfer or otherwise dispose of its interest under this Sublease without the express prior written consent of Sublessor. Sublessor may not assign, sublease, transfer or otherwise dispose of its interest under this Sublease without the express prior written consent of Sublessee, except that Sublessor may transfer its interest under this Sublease to Owner in return for a release from any further obligations under the Lease, and if Sublessor shall so transfer its interest, Sublessee shall treat Owner as the Sublessor under this Sublease, the Sublease and the Lease shall be deemed merged as to the Premises, Sublessee shall make all performance required under this Sublease or the Lease directly to Owner, and Sublessor shall have no further obligation under this Sublease to Sublessee.

9. Approval of Owner. The obligations of Sublessor and Sublessee under this Sublease are expressly contingent on approval hereof by Owner, and this Sublease shall not take effect until such approval has been obtained.

EXECUTED by the parties as of the date first written above.


SUBLESSOR:                               SUBLESSEE:


By /s/                                   By /s/
   -----------------------------           --------------------------------

Its                                      Its
    ----------------------------           --------------------------------


                                ACKNOWLEDGEMENTS


STATE OF WASHINGTON       )
                          ) ss.
COUNTY OF PIERCE          )

On this day personally appeared before me Mike Butler, known to be the individual who executed the within and foregoing instrument on behalf of Sublessor FRANCISCAN HEALTH SERVICES NORTHWEST, and acknowledged that s/he signed the same as his/her free and voluntary act and deed, for the uses and purposes therein mentioned. Given under my hand and seal this 2nd day of September, 1994.


Kimberly A. Bullard
- ------------------------------------------
Notary Public for the State of Washington
residing at Tacoma                              My commission expires: 5/26/97




STATE OF WASHINGTON       )
                          ) ss.
COUNTY OF PIERCE          )

On this day personally appeared before me ________________, known to be the individual who executed the within and foregoing instrument on behalf of Sublessee CROSSINGS CORPORATION, and acknowledged that s/he signed the same as his/her free and voluntary act and deed, for the uses and purposes therein mentioned. Given under my hand and seal this _____ day of __________, 1994.


- -----------------------------------------
Notary Public for the State of Washington
residing at                                     My commission expires:
            -------------------------                                ----------

                                CONSENT BY OWNER

AGC International Union of Operating Engineers Local No. 701 Pension Trust Fund, acting through its agent First Capital Partners, Ltd., consents to the foregoing Sublease.


FIRST CAPITAL PARTNERS, LTD., as agent for the Owner


By _____________________________
Its _______________________

                                  EXHIBIT "B"

                    A S S U M P T I O N  A G R E E M E N T

This AGREEMENT is made this 30 day of August, 1990, by and between Forest Grove Residential Center Limited Partnership, an Oregon Limited Partnership and Robert Cook and Larry Draper, hereinafter referred to as "Seller," the Oregon Housing Agency, State of Oregon, having its principal office at 1600 State Street, Suite 100, Salem, Oregon, 97310, hereinafter referred to as the "Agency," and Crossings International Corporation, hereinafter referred to as "Purchaser."


                               R E C I T A L S

1. On October 31, 1988, Seller received a loan from the Agency in the amount of Three Million Five Hundred Twenty-Seven Thousand Five Hundred dollars (U.S. $3,527,500), hereinafter referred to as the "Loan," to aid Seller in the construction and financing of a housing development located in the area commonly known as Forest Grove, Oregon, and legally described as follows:

         See Exhibit A

2. The Loan is evidenced by a Promissory Note in the sum of Three Million Five Hundred Twenty-Seven Thousand Five Hundred dollars (U.S. $3,527,500), dated October 31, 1988, and executed by Seller, which Promissory Note is hereinafter referred to as the "Note." The Note is, by this reference, incorporated herein. A true and accurate copy of the Note is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

3. The debt evidenced by the Note is secured by a Trust Deed covering the Development and real property upon which the Development is located. Said Trust Deed, dated October 31, 1988, executed by Seller, as grantor, and in which the Agency is named as beneficiary and Chicago Title Insurance Co., as trustee, was recorded on November 2, 1988, in the office of the county clerk of the County of Washington, State of Oregon, and is hereinafter referred to as "Trust Deed." The Trust Deed is, by this reference, incorporated herein. A true and accurate copy of the Trust Deed is available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310. Trust Deed #88-49062

4. The debt evidenced by the Note is further secured by the following written agreements made by and between Seller and the Agency:

         a. a Security Agreement dated October 31, 1988, hereinafter referred to as "Security Agreements";

         b. a Loan Agreement dated October 31, 1988, hereinafter referred to as "Loan Agreement";

         c. a Management Agreement dated June 30, 1989, hereinafter referred to as "Management Agreement".

         The Security Agreement, Loan Agreement, and Management Agreement are, by this reference, incorporated herein. True and accurate copies of these documents are available upon request from the Agency, 1600 State Street, Suite 100, Salem, OR 97310.

5. The Trust Deed, Security Agreement and Loan Agreement provide that Seller shall not sell, convey or otherwise transfer any of the Development or property described in the Trust Deed or Security Agreements without the express written approval of the Agency.

6. The Seller has sold and conveyed, or is to sell and convey, the Development and all of the property described in the Trust Deed and Security Agreements to Purchaser, and both Seller and Purchaser have requested the Agency to approve the sale.

NOW, THEREFORE, in consideration of the covenants and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:


                                       I
                      UNPAID BALANCE OF SECURED OBLIGATION

The unpaid balance of the Loan is Three Million Five Hundred Thirteen Thousand Two Hundred dollars (U.S. $3,513.200) as of May 15, 1990.


                                       II
                      PURCHASER'S ASSUMPTION OF LIABILITY

Purchaser agrees to pay the Note in installments at the times, in the manner, and in all other respects as therein provided; to perform all of the obligations provided in the Note, Trust Deed, Security Agreements, Loan Agreement, and Management Agreement to be performed by Seller at the times, in the manner, and in all respects as therein provided; and to be bound by all of the terms of the Note, Trust Deed, Security Agreements, Regulatory Agreement, and Management Agreement.

                                      III
                    AGENCY'S CONSENT TO SALE OF DEVELOPMENT

The Agency hereby consents to the above-mentioned sale of the Development by Seller to Purchaser, and to Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreement, Regulatory Agreement, and Management Agreement.

                                       IV
                               SELLER'S LIABILITY

Seller agrees that Purchaser's assumption of the obligations of Seller under the Note, Trust Deed, Security Agreement, Regulatory Agreement, and Management Agreement, and the Agency's consent to said assumption, does not release or discharge Seller or any other party from liability under the Note, Trust Deed, Security Agreement, Regulatory Agreement, or Management Agreement.


                                       V
                      DISCLOSURE OF FINANCIAL INFORMATION

Seller and Purchaser hereby covenant and agree to furnish to the Agency on or before 90 days from closing, a complete financial statement audited by an Independent Certified Public Accountant, in a form acceptable to the Agency, setting forth the results of operation of the Development for the fiscal year ending July 1, 1989, and such other financial information as the Agency may reasonably request. Seller and Purchaser further agree that violation of this provision shall constitute a violation of the Regulatory Agreement by Seller and Purchaser, who shall be jointly and severally liable for performance of the obligations described in this paragraph V.


                                       VI
                             NO IMPAIRMENT OF LIEN

All of the property described in the Trust Deed and Security Agreements shall remain subject to the liens, charges, and encumbrances of the Trust Deed and Security Agreement, and nothing contained herein or done pursuant hereto shall affect or be construed to affect the liens, charges, and encumbrances of the Trust Deed and Security Agreement, or the priority thereof over other liens, charges, or encumbrances, or to release or affect the liability of any party or parties whomsoever would now or may hereafter be liable under or on account of the Note, Trust Deed, or Security Agreement.


                                      VII
                        TRANSFER OF DEVELOPMENT PROPERTY

Purchaser covenants and agrees that it shall not, without the express prior written approval of the Agency, sell, lease, assign, dispose of, convey or otherwise transfer or encumber any of the Development or the real or personal property, including rents, covered by the Trust Deed or Security Agreement.


                                      VIII
                        CONSENT TO FUTURE MODIFICATIONS

Seller, Purchaser, and any person or persons at any time obligated for the performance of the terms of the Note, Trust Deed, Security Agreement, Regulatory Agreement, HAP Contract, Pledge Agreement or Management Agreement, hereby waive notice and consent to any and all extensions and modifications of any of said instruments, deeds and agreements granted at any time by the Agency to Seller, Purchaser, or any person or persons now or hereafter obligated or liable under any of the said instruments, deeds or agreements.

                                       IX
                                 INTERPRETATION

In this Agreement, the singular number includes the plural and the plural number includes the singular. If this Agreement is executed by more than one person, firm or corporation as Purchaser, or Seller, the obligations of each such person, firm, or corporation hereinunder shall be joint and several.


                                       X
                             CONFLICTING PROVISIONS

The parties hereto agree that the provisions of this Agreement, and of the Note, Trust Deed, Security Agreement, Regulatory Agreement, and Management Agreement, shall govern and control notwithstanding any conflicting provision in any existing or future agreement between Seller and Purchaser.


                                       XI
                                   LIMITATION

The right to plead any statute of limitations as a defense to any obligations or demands secured by or mentioned in the Note, Trust Deed, Security Agreement, Regulatory Agreement, or Management Agreement is hereby waived by Seller and Purchaser to the full extent permissible by law.


                                      XII
                            APPLICATION OF AGREEMENT

This Agreement applies to, inures to the benefit of, and binds all parties hereto and their respective heirs, legatees, devisees, and administrators, executors, successors and assigns.


                                      XIII
                                 GOVERNING LAW

The Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect, and in all other respects, by the laws of the State of Oregon.

IN WITNESS WHEREOF, the parties have executed this Agreement at Portland, OR, the day and year first above written.

OREGON HOUSING AGENCY                     PURCHASER: /s/
                                                     -------------------------
STATE OF OREGON

By:                                       By: /s/
   ------------------------------             --------------------------------
   Kathryn Eustrom, Manager               Title: Managing Partner
   Housing Finance Section                       -----------------------------
                                          By: /s/
                                              --------------------------------
                                          Title: Managing Partner
                                                 -----------------------------
                                          Seller: /s/
                                                   ---------------------------
                                          By:
                                              --------------------------------
                                          Title:
                                                 -----------------------------
                                          By:
                                              --------------------------------
                                          Title:
                                                 -----------------------------


STATE OF OREGON           )
                          ) ss.
County of ________________)                     _________________, 19____


Personally appeared KATHRYN EUSTROM who, being first duly sworn, did say that she is authorized to execute such instrument in behalf of the OREGON HOUSING AGENCY, STATE OF OREGON, and acknowledged said instrument to be its voluntary act and deed.

Before me:                                 _________________________________
                                           Notary Public for Oregon
                                           My Commission expires:___________

STATE OF OREGON           )
COUNTY OF MULTNOMAH       ) SS.
                          )

August 2, 1990

Personally appeared Richard W. Boehike and                               who
being duly sworn, each for himself and not one for the other, did say that the former is the President of the CROSSINGS INTERNATIONAL CORPORATION, a corporation, and that said instrument was signed in behalf of said corporation by authority of its board of directors; and each of then acknowledged said instrument to be its voluntary act and deed.

                            Before me:

                            /s/    M. Kimball
                            -------------------------
                             Notary Public for Oregon

                            My Commission expires      3/9/93


STATE OF OREGON           )
                          ) ss
County of Multnomah       )

August 30, 1990 _______

Personally appeared, Larry H. Draper John F. Wood and Sheridan A. Thiringer, each sworn for themselves did state that they are the managing partners of Forest Grove Residential Center Limited Partnership and that said instrument was executed on behalf of said partnership, as its voluntary act and deed.

                                       /s/ M. Kimball
                                       ------------------------------------
                                       Notary Public for Oregon
                                       My commission expires 3/9/93

                                   Exhibit A

                                  DESCRIPTION

PARCEL I

A parcel of land situated in the Northwest quarter of the Northwest quarter of
Section 5, Township 1 South, Range 3 West of the Willamette Meridian, in the City of Forest Grove, County of Washington, and State of Oregon, described as follows:

Beginning at a 5/8 inch iron rod located at the intersection of the centerlines of 19th Avenue (formerly First Avenue) and Maple Street; thence North 89(degrees)43'13" West along the centerline of 19th Avenue a distance of 404.75 feet; thence South 00(degrees)29'47" West 33.00 feet to a point on the south right of way line of 19th Avenue and the TRUE POINT OF BEGINNING of the tract to be described; thence along said south right of way line South 89(degrees)43'13" East 374.57 feet to the west right of way line of Maple Street (30.00 feet Westerly of the centerline thereof); thence along said west right of way line South 00(degrees)48'00" West 293.51 feet to the south line of that certain tract described in deed recorded in Book 809, Page 372, Washington County Records; thence, parallel with the centerline of 19th Avenue, North 89(degrees)43'13" West 317.08 feet to the east line of that certain tract conveyed to T.E. Miller by deed recorded in Book 227, Page 669, Washington County Records; thence along the east line of said Miller Tract North 00(degrees)29'47" East 90.00 feet to the northeast corner of that certain tract conveyed to William David and Margie Louise Howarth by deed recorded in Book 422, Page 468, Washington County Records; thence along the north line of the said Howarth Tract North 89(degrees)43'13" West 55.94 feet; thence North 00(degrees)29' 47" East 203.50 feet to the true point of beginning.

PARCEL II

A parcel of land situated in the Northwest quarter of the Northwest quarter of
Section 5, Township 1 South, Range 3 West of the Willamette Meridian, in the City of Forest Grove, County of Washington, and State of Oregon, described as follows:

Beginning at a 5/8 inch iron rod located at the intersection of the centerlines of 19th Avenue (formerly First Avenue) and Maple Street; thence along the centerline of 19th Avenue North 89(degrees)43'13" West 404.75 feet; thence South 00(degrees)29'47" West 33.00 feet to a point on the south right of way line of 19th Avenue and the TRUE POINT OF BEGINNING of the tract to be described; thence South 00(degrees)29'47" West 203.50 feet to the north line of that certain tract conveyed to William David and Margie Louise Howarth by deed recorded in Book 422, Page 468, Washington County Records; thence North 89(degrees)43'13" West along the north line of the said Howarth Tract 44.06 feet to the northwest corner thereof, said point also being on the east line of a tract described in Deed Book 404, Page 164, Washington County Records; thence along said last described east line North 00(degrees)29'47" East 1.75 feet to the southeast corner of that certain tract of land described in contract of sale to 74 Ventures, a partnership, recorded as Document 85043483, Deed Records of Washington County; thence along the south line of said 74 Ventures Tract North 89(degrees)43'13" West 100.00 feet to the southwest corner thereof; thence North 00(degrees)29'47" East along the west line of the said 74 Ventures Tract 201.75 feet to the south right of way line of 19th Avenue; thence South 89(degrees)43'13" East along said south right of way line 144.06 feet to the true point of beginning.

                                    STATE OF OREGON           ) ss
                                    County of Washington      )

                                    I, Jerry R. Hanson, Director of Assessment and Taxation and Ex-Officio Recorder of Conveyances for said county, do hereby certify that the within instrument of writing was certified


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